Exhibit 99.3

Non-GAAP Financial Measures

Adjusted Net Income is a Non-GAAP financial measure (GAAP refers to generally accepted accounting principles) which excludes the effects of certain non-cash mark-to-market derivative financial instruments. Adjusted income from continuing operations further excludes impairment losses, certain pension and pension settlement expenses and income and losses associated with divestitures. Energen believes that excluding the impact of these items is more useful to analysts and investors in comparing the results of operations and operational trends between reporting periods and relative to other oil and gas producing companies.

	Three Months Ended 12/31/2016
Energen Net Income ($ in millions except per share data)	Net Income	Per Diluted Share
Net Income (Loss) All Operations (GAAP)	(54.5)	(0.56)
Non-cash mark-to-market losses (net of $12.5 tax)	22.8	0.23
Asset impairment, other (net of $0.0 tax) *	nm	nm
Loss associated with property sales (net of $1.3 tax)	5.0	0.05

Adjusted Income from Continuing Operations (Non-GAAP)	(26.6)	(0.27)

* Approximately $25,000 (net of tax)

	Three Months Ended 12/31/2015
Energen Net Income ($ in millions except per share data)	Net Income	Per Diluted Share
Net Income (Loss) All Operations (GAAP)	(590.8)	(7.50)
Non-cash mark-to-market losses (net of $37.1 tax)	67.0	0.85
Asset impairment, other (net of $233.3 tax)	413.3	5.25
Pension and pension settlement expenses (net of $9.4 tax)	16.9	0.21
Loss associated with property sales (net of $71.1 tax)	122.1	1.55

Adjusted Income from Continuing Operations (Non-GAAP)	28.4	0.36

Note: Amounts may not sum due to rounding

Non-GAAP Financial Measures

Earnings before interest, taxes, depreciation, depletion, amortization and exploration expenses (EBITDAX) is a Non-GAAP financial measure (GAAP refers to generally accepted accounting principles). Adjusted EBITDAX from continuing operations further excludes certain pension and pension settlement expenses, income and losses associated with divestitures, impairment losses and certain non-cash mark-to-market derivative financial instruments. Energen believes these measures allow analysts and investors to understand the financial performance of the company from core business operations, without including the effects of capital structure, tax rates and depreciation. Further, this measure is useful in comparing the company and other oil and gas producing companies.

Reconciliation To GAAP Information	Three Months Ended 12/31
($ in millions)	2016	2015
Energen Net Income (Loss) (GAAP)	(54.5)	(590.8)
Loss associated with property sales, net of tax	5.0	122.1

Net Income (Loss) Excluding Property Sales (Non-GAAP)	(49.5)	(468.7)

Interest expense	9.0	10.0
Income tax expense (benefit) *	(21.5)	(263.6)
Depreciation, depletion and amortization *	103.4	144.8
Accretion expense *	1.6	1.5
Exploration expense *	3.6	0.3
Adjustment for asset impairment *	0.0	646.6
Adjustment for mark-to-market losses	35.3	104.1
Adjustment for pension and pension settlement expenses	0.0	26.2

Energen Adjusted EBITDAX from Continuing Operations (Non-GAAP)	82.1	201.2

Note: Amounts may not sum due to rounding

* Amount adjusted to exclude property sales in either current or prior period. See reconciliation to GAAP Information for the Three Months Ended 12/31/2016 and 12/31/2015.

Non-GAAP Financial Measures

The consolidated statement of income excluding certain divestments is a Non-GAAP financial measure (GAAP refers to generally accepted accounting principles). Energen believes excluding information associated with divestitures provides analysts and investors useful information to understand the financial performance of the company from ongoing business operations. Further, this information is useful in comparing the company and other oil and gas producing companies operating primarily in the Permian Basin.

Energen Net Income (Loss) Excluding Property Sales
Reconciliation to GAAP Information	Year Ended
	December 31, 2016
(in thousands except per share and production data)
	GAAP	$/BOE	Property Sales	Non-GAAP	$/BOE
Revenues
Oil, natural gas liquids and natural gas sales	$621,366		$29,808	$591,558
Gain (loss) on derivative instruments	(88,477)		—	(88,477)

Total Revenues	532,889		29,808	503,081

Operating Costs and Expenses
Oil, natural gas liquids and natural gas production	171,714	$7.94	14,784	156,930	$7.85
Production and ad valorem taxes	42,938	$1.98	3,589	39,349	$1.97
O&G Depreciation, depletion and amortization	443,007	$20.47	14,366	428,641	$21.45
FF&E Depreciation, depletion and amortization	4,954	$0.23	153	4,801	$0.24
Asset impairment	220,652		31,407	189,245
Exploration	5,415	$0.25	117	5,298	$0.27
General and administrative†	95,689	$4.42	523	95,166	$4.76
Accretion of discount on asset retirement obligations	6,672		501	6,171
(Gain) loss on sale of assets and other	(246,922)		(246,283)	(639)

Total costs and expenses	744,119		(180,843)	924,962

Operating Income (Loss)	(211,230)		210,651	(421,881)

Other Income/(Expense)
Interest expense	(36,899)		—	(36,899)
Other income	978		58	920

Total other expense	(35,921)		58	(35,979)

Loss Before Income Taxes	(247,151)		210,709	(457,860)
Income tax expense (benefit)	(79,638)		76,102	(155,740)

Net Income (Loss)	$(167,513)		$134,607	$(302,120)

Diluted Earnings Per Average Common Share	$(1.77)		$1.43	$(3.20)

Basic earning Per Average Common Share	$(1.77)		$1.43	$(3.20)

Oil	13,213		597	12,616
NGL	3,892		432	3,460
Natural Gas	4,534		629	3,905

Total Production (mboe)	21,639		1,658	19,981

Total Production (boepd)	59,123		4,530	54,593

Note: Amounts may not sum due to rounding

† General and administrative includes $8,824 or $0.44 per BOE of expense related to the reductions in force

Non-GAAP Financial Measures

The consolidated statement of income excluding certain divestments is a Non-GAAP financial measure (GAAP refers to generally accepted accounting principles). Energen believes excluding information associated with divestitures provides analysts and investors useful information to understand the financial performance of the company from ongoing business operations. Further, this information is useful in comparing the company and other oil and gas producing companies operating primarily in the Permian Basin.

Energen Net Income (Loss) Excluding Property Sales
Reconciliation to GAAP Information	Three Months Ended
	December 31, 2016
(in thousands except per share and production data)
	GAAP	$/BOE	Property Sales	Non-GAAP	$/BOE
Revenues
Oil, natural gas liquids and natural gas sales	$162,992		$42	$162,950
Gain (loss) on derivative instruments	(48,472)		—	(48,472)

Total Revenues	114,520		42	114,478

Operating Costs and Expenses
Oil, natural gas liquids and natural gas production	38,867	$7.90	258	38,609	$7.85
Production and ad valorem taxes	9,516	$1.93	209	9,307	$1.89
O&G Depreciation, depletion and amortization	102,230	$20.78	—	102,230	$20.79
FF&E Depreciation, depletion and amortization	1,167	$0.24	—	1,167	$0.24
Asset impairment	40		—	40
Exploration	3,635	$0.74	—	3,635	$0.74
General and administrative	20,906	$4.25	1	20,905	$4.25
Accretion of discount on asset retirement obligations	1,580		—	1,580
(Gain) loss on sale of assets and other	5,175		5,889	(714)

Total costs and expenses	183,116		6,357	176,759

Operating Income (Loss)	(68,596)		(6,315)	(62,281)

Other Income/(Expense)
Interest expense	(9,041)		—	(9,041)
Other income	398		8	390

Total other expense	(8,643)		8	(8,651)

Loss Before Income Taxes	(77,239)		(6,307)	(70,932)
Income tax expense (benefit)	(22,769)		(1,293)	(21,476)

Net Income (Loss)	$(54,470)		$(5,014)	$(49,456)

Diluted Earnings Per Average Common Share	$(0.56)		$(0.05)	$(0.51)

Basic earning Per Average Common Share	$(0.56)		$(0.05)	$(0.51)

Oil	2,944		1	2,943
NGL	892		1	891
Natural Gas	1,084		—	1,084

Total Production (mboe)	4,920		2	4,918

Total Production (boepd)	53,478		22	53,457

Note: Amounts may not sum due to rounding

Non-GAAP Financial Measures

The consolidated statement of income excluding certain divestments is a Non-GAAP financial measure (GAAP refers to generally accepted accounting principles). Energen believes excluding information associated with divestitures provides analysts and investors useful information to understand the financial performance of the company from ongoing business operations. Further, this information is useful in comparing the company and other oil and gas producing companies operating primarily in the Permian Basin.

Energen Net Income (Loss) Excluding Property Sales
Reconciliation to GAAP Information	Three Months Ended
	December 31, 2015
(in thousands except per share and production data)
	GAAP	$/BOE	Property Sales	Non-GAAP	$/BOE
Revenues
Oil, natural gas liquids and natural gas sales	$167,751		$15,150	$152,601
Gain (loss) on derivative instruments	25,048		—	25,048

Total Revenues	192,799		15,150	177,649

Operating Costs and Expenses
Oil, natural gas liquids and natural gas production	52,447	$8.79	7,938	44,509	$8.52
Production and ad valorem taxes	11,597	$1.94	1,668	9,929	$1.90
O&G Depreciation, depletion and amortization	158,371	$26.54	14,889	143,482	$27.46
FF&E Depreciation, depletion and amortization	1,413	$0.24	100	1,313	$0.25
Asset impairment	825,918		179,319	646,599
Exploration	2,604	$0.44	2,271	333	$0.06
General and administrative †	54,794	$9.18	1,818	52,976	$10.14
Accretion of discount on asset retirement obligations	1,729		246	1,483
(Gain) loss on sale of assets and other	(524)		79	(603)

Total costs and expenses	1,108,349		208,328	900,021

Operating Income (Loss)	(915,550)		(193,178)	(722,372)

Other Income/(Expense)
Interest expense	(10,022)		—	(10,022)
Other income	80		46	34

Total other expense	(9,942)		46	(9,988)

Loss Before Income Taxes	(925,492)		(193,132)	(732,360)
Income tax expense (benefit)	(334,686)		(71,058)	(263,628)

Net Income (Loss)	$(590,806)		$(122,074)	$(468,732)

Diluted Earnings Per Average Common Share	$(7.50)		$(1.55)	$(5.95)

Basic earning Per Average Common Share	$(7.50)		$(1.55)	$(5.95)

Oil	3,584		254	3,330
NGL	1,078		191	887
Natural Gas	1,305		296	1,009

Total Production (mboe)	5,967		741	5,226

Total Production (boepd)	64,859		8,054	56,804

Note: Amounts may not sum due to rounding

† General and administrative includes $26,246 or $5.02 per BOE of pension and pension settlement expense

Non-GAAP Financial Measures

Excluding production associated with certain divestments is a Non-GAAP financial measure (GAAP refers to generally accepted accounting principles). Energen believes excluding data associated with the divestitures provides analysts and investors useful information to understand the financial performance of the company from ongoing business operations. Further, this measure is useful in comparing the company and other oil and gas producing companies operating primarily in the Permian Basin.

Energen Production Excluding Property Sales Reconciliation to GAAP Information	Quarter Ended September 30, 2016
	GAAP	Property Sales	Non-GAAP
Oil	3,325	30	3,295
NGL	980	22	958
Natural Gas	993	43	950

Total Production (mboe)	5,298	95	5,203

Total Production (boepd)	57,587	1,033	56,554

Energen Production Excluding Property Sales Reconciliation to GAAP Information	Quarter Ended June 30, 2016
	GAAP	Property Sales	Non-GAAP
Oil	3,558	238	3,320
NGL	1,067	212	855
Natural Gas	1,216	292	924

Total Production (mboe)	5,841	742	5,099

Total Production (boepd)	64,187	8,154	56,033

Energen Production Excluding Property Sales Reconciliation to GAAP Information	Quarter Ended March 31, 2016
	GAAP	Property Sales	Non-GAAP

Oil	3,386	327	3,059
NGL	953	197	756
Natural Gas	1,241	295	946

Total Production (mboe)	5,580	819	4,761

Total Production (boepd)	61,319	9,000	52,319

Note: Amounts may not sum due to rounding